SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2003

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                           Utilities HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-36490
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)


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Item 5.       Other Events

              As of January 10, 2003, as a result of a spin-off of Texas Genco Holdings, Inc. from CenterPoint Energy, Inc., Texas Genco Holdings, Inc. was included in Utilities HOLDRS. On January 10, 2003, for the 13 shares of CenterPoint Energy, Inc. per each round lot of 100 Utilities HOLDRS, The Bank of New York received
              0.65 shares of Texas Genco Holdings, Inc.

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Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)   Exhibits

                    99.1 Utilities HOLDRS Trust Prospectus Supplement dated March 31, 2003 to Prospectus dated January 29, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MERRILL LYNCH, PIERCE, FENNER &
                                                  SMITH INCORPORATED


Date:  April 4, 2003                            By:    /s/ MITCHELL M. COX
                                                       -----------------------
                                                Name:  Mitchell M. Cox
                                                Title: First Vice President

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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Utilities HOLDRS Trust Prospectus Supplement dated March 31, 2003 to Prospectus dated January 29, 2002.

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